Exhibit 99.1

Welcomes You To The Annual Stockholders' Meeting June 2, 2010

These materials contain forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date hereof. The Company takes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Management believes that supplementing its financial statements prepared in accordance with generally accepted accounting principles in the United States ("GAAP") with certain non-GAAP financial measures, as defined by the SEC, provides a more comprehensive understanding of the Company's financial condition and results of operations and offers greater insight into the Company's results from operations. Such measures include EBITDA and Adjusted EBITDA and should not be considered an alternative to comparable GAAP financial measures. Readers are urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and other Securities and Exchange Commission filings, which advise interested parties of certain factors that affect the Company's business. Disclaimer

COMPANY Founded in 1976 We are a provider of moderate priced apparel to department and chain stores Our heritage, and still largest category, is sweaters, which we have now complemented with full sportswear collections for both men and women Our largest customers are JCPenney, Kohl's, Macy's, Stage/Peebles, Belk, Dillard's, Sears, BonTon and Beall's STOCK INFORMATION Exchange: OTC BB (HAMP.PK) Stock Price (5/28/10): $5.50 Shares Outstanding: 6.3 million Business Overview

HEATH L . GOLDEN HOWARD L . ZWILLING President and Chief Executive Officer President of Women's - Hampshire Designers and Item Eyes Appointed President and CEO in July 2009 Appointed President of Women's Division in July 2009 Joined Hampshire in August 2005, elevated to Previously Group CEO of Jones Apparel Group's Moderate Sportswear General Counsel and subsequently COO Previously Senior executive at McNaughton Apparel Group Previously a corporate attorney at Previously President and Chief Executive Officer of Miss Erika Willkie Farr & Gallagher LLP JONATHAN W. NORWOOD MARK W. LEPINE Chief Financial Officer and Treasurer President of Men's - Hampshire Brands Appointed CFO in April 2006 and subsequently Principal Appointed President of Men's Division in February 2007 Accounting Officer and Treasurer Previously President of Liz Claiborne's Men's Special Markets Division Previously Controller of Liberty Corporation Previously VP of Sales and Marketing for Sportswear at Phillips-Van Heusen Previously CFO of Team Vest, LLC Previously with Ernst & Young, LLP Management Team

Brands WOMEN'S LICENSED OWNED MEN'S

Sales Breakdown

Market Share Total US apparel market >$185B for 2009 National Apparel Market B B Department and Chain Stores estimated to comprise over 25% of total US apparel market *ALL OTHER includes mass merchants, specialty, off-price, catalog, direct mail/e-tail, and other

2009 Accomplishments Restructuring of management Reduction of overhead to a level commensurate with sales via the 2009 cost reduction plan Decentralization of sourcing Improved cash flow Finished 2009 with a strong balance sheet and no outstanding borrowings under the Company's credit facility Launched the JOE Joseph Abboud(r) and Alexander Julian Colours(r) lines, a part of our growth initiatives Better terms with vendors Business Focus Solid Infrastructure Extensive and diverse retail relationships Year to Date 2010 Highlights Core Strengths Reduced selling, general and administrative expenses and improved operating performance Growth in men's spring shipments Re-conceived and re-launched Spring & Mercer Women's Improved cash flow Enhanced flexibility to support new growth initiatives.

Build a strong apparel company that produces sustained profitability selling high quality, trend and value-right product to diverse segments of the retail community in a cost efficient manner Strategy Objective

Strategy Improve Operations Stabilize and Grow Sales Initiatives Focus on Costs Drive Efficiency Diversify Sourcing Reduce Margin Support Needs Leverage current customers Add new customers Broaden product categories Broaden channels Long-Term Results Higher Gross and Operating Margins Diversified and Growing Net Sales Strategic Implementation

2009 and First Quarter 2010

Hampshire Group, Limited and Subsidiaries

Consolidated Statement of Operations

in 000's	YEAR ENDED December 31, 2009	YEAR ENDED December 31, 2008	QTR ENDED April 3, 2010 *(unaudited)*
Net sales	$ 165,178	$ 240,901	$ 20,450
Cost of goods sold	125,777	188,700	16,212
Gross profit	39,401	52,201	4,238
	23.9%	*21.7%*	*20.7%*
SG&A	39,715	57,632	8,559
Special costs	4,547	2,995	541
Restructuring charges	4,820	580	-
Tender offer related costs	2,053	386	-
Goodwill impairment loss	-	8,162	-
Loss from operations	$ (11,734)	$ (17,554)	$ (4,862)
Net loss	$ (6,046)	$ (29,897)	$ (5,020)
Interest expense (income), net	147	(946)	90
Income tax provision (benefit)	(6,251)	9,906	39
Depreciation & amortization [2]	2,549	10,064	618
EBITDA [1]	**(9,601)**	**(10,873)**	**(4,273)**
Cost of sales - supplier dispute release [4]	(5,081)	-	-
Special costs	4,547	2,995	541
Restructuring charges	4,820	580	-
Tender offer related costs	2,053	386	-
Other, net [3]	376	(1,622)	24
Discontinued operations, net of tax	40	5,005	5
Adjusted EBITDA [1]	**$ (2,846)**	**$ (3,529)**	**$ (3,703)**

1) The Company defines EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation and amortization. Adjusted EBITDA removes the impact of non-operational items of a one-time supplier dispute release, discontinued operations, special costs, restructuring charges, tender offer related costs and other, net. Management believes these measures provide useful information for investors concerning the Company's operating results and financial performance. As non-GAAP financial measures, EBITDA and Adjusted EBITDA should not be considered an alternative to comparable GAAP financial measures but should rather be read in conjunction with the GAAP financial measures.

2) Depreciation & amortization for the period ending December 31, 2008 includes a charge of $8.2 million for goodwill impairment.

3) Other, net for the period ending December 31, 2008 includes a net recovery of approximately $1.5 million related to the Settlement Agreement with the Company's former CEO.

4) In the fourth quarter of 2009, the Company determined that a $5.1 million liability related to a supplier dispute was no longer required for, among other things, the lapse of regulatory and contractual statutes of limitations regarding potential claims by interested parties, and reversed the reserve against cost of sales.

Hampshire Group, Limited and Subsidiaries

Condensed Consolidated Balance Sheet

in 000's	YEAR ENDED Dec 2009	YEAR ENDED Dec 2008	QTR ENDED April 2010 *(unaudited)*
ASSETS:			
Current assets:			
Cash and cash equivalents	$ 33,365	$ 35,098	$ 40,524
Accounts receivable, net	21,708	27,881	9,309
Other receivables	7,663	4,007	7,480
Inventories, net	8,137	10,911	6,005
Assets of discontinued operations	152	246	29
Other current assets	1,606	2,672	2,610
Total current assets	72,631	80,815	65,957
Fixed assets - net	11,283	13,207	10,824
Other assets	3,015	4,684	2,721
Total assets	$ 86,929	$ 98,706	$ 79,502
LIABILITIES:			
Current liabilities:			
Current portion of long term debt	$ 39	$ 30	$ 36
Accounts payable	7,256	7,759	4,424
Accrued expenses & other liabilities	5,557	11,137	5,906
Liabilities of discontinued ops	572	503	548
Total current liabilities	13,424	19,429	10,914
Long-term debt, less current portion	79	3	70
Other long-term liabilities	14,577	14,477	14,547
Total liabilities	28,080	33,909	25,531
STOCKHOLDERS' EQUITY			
Common stock	824	824	824
Additional paid in capital	29,948	36,079	30,095
Retained earnings	42,246	48,292	37,226
Treasury stock	(14,169)	(20,398)	(14,174)
Total stockholders' equity	58,849	64,797	53,971
	$ 86,929	$ 98,706	$ 79,502

HAMPSHIRE GROUP

Balance Sheet Improvement Cash Position (in 000's) NET CASH (DEBT) SUMMARY

Balance Sheet Improvement Improved LC Usage (in 000's) TRADE LC SUMMARY

Stock Valuation (in millions) (1) Net Working Capital is defined as current assets less current liabilities (excluding discontinued operations) as of 4/3/2010 (2) Market Cap as of 5/28/10

Conclusion Recent history of challenges is largely behind us New management team, significant board changes Restructuring complete, special costs largely finished Value Creation Strategy to recoup lost sales and grow business organically Solid balance sheet : $55.6M in net working capital (as of 4/3/10), equaling $8.83 in net working capital per share compared to stock price of $5.50 (as of 5/28/10)

2010